UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     March 31, 2015

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-192048 333-192048-01	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association 201 North Walnut Street Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                    (302) 282-5113

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On March 31, 2015, Chase Bank USA, National Association, a national banking association (the “Bank”) entered into Assignment No. 37 of Receivables in Additional Accounts (“Assignment No. 37 of Receivables in Additional Accounts”), with the Chase Issuance Trust, a Delaware statutory trust (the “Trust”). Pursuant to Assignment No. 37 of Receivables in Additional Accounts, the Bank designated accounts with an initial approximate aggregate amount of credit card receivables of $3.1 billion to be added to the Trust. The foregoing description of Assignment No. 37 of Receivables in Additional Accounts does not purport to be complete and is qualified in its entirety by reference to Assignment No. 37 of Receivables in Additional Accounts, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On March 31, 2015, the Trust entered into Assignment No. 37 of Receivables in Additional Asset Pool One Accounts (“Assignment No. 37 of Receivables in Additional Asset Pool One Accounts” and together with Assignment No. 37 of Receivables in Additional Accounts, “Assignment No. 37”) with Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”). Pursuant to Assignment No. 37 of Receivables in Additional Asset Pool One Accounts, the Trust designated accounts with an initial approximate aggregate amount of credit card receivables of $3.1 billion to be pledged to the Collateral Agent. The foregoing description of Assignment No. 37 of Receivables in Additional Asset Pool One Accounts does not purport to be complete and is qualified in its entirety by reference to Assignment No. 37 of Receivables in Additional Asset Pool One Accounts, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

On March 31, 2015, pursuant to Reassignment No. 15 of Receivables in Removed Asset Pool One Accounts (the “APO Reassignment No. 15 of Receivables”), by and between Chase Issuance Trust (the “Trust”) and Wells Fargo Bank, National Association (the “Collateral Agent”), the Collateral Agent reconveyed accounts with an approximate aggregate amount of credit card receivables of $21.3 million to the Trust. The foregoing description of APO Reassignment No. 15 of Receivables does not purport to be complete and is qualified in its entirety by reference to APO Reassignment No. 15 of Receivables, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

On March 31, 2015, pursuant to Reassignment No. 15 of Receivables in Removed Accounts (the “TSA Reassignment No. 15 of Receivables” and together with the APO Reassignment No. 15 of Receivables, “Reassignment No. 15”), by and between Chase Bank USA, National Association (the “Bank”) and the Trust, the Trust reconveyed accounts with an approximate aggregate amount of credit card receivables of $21.3 million to the Bank. The foregoing description of TSA Reassignment No. 15 of Receivables does not purport to be complete and is qualified in its entirety by reference to TSA Reassignment No. 15 of Receivables, which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

The Bank services the receivables that are included in Assignment No. 37 and Reassignment No. 15 and will continue to service the accounts associated with such receivables following Assignment No. 37 and Reassignment No. 15.

The management of the Bank believes that Assignment No. 37 and Reassignment No. 15 will have no material effect on the Trust or the asset backed securities issued by the Trust.

Composition of Issuing Entity Receivables

As of December 31, 2014 (which is adjusted to reflect the assignment of approximately $3,100,000,000 of receivables in additional accounts on March 31, 2015 and the reassignment of approximately $21,300,000 of receivables on March 31, 2015):

•	the Issuing Entity Receivables included $49,675,172,236 in total receivables;

•	the accounts in the issuing entity had an average total receivables balance of $1,812, including accounts with a zero balance and an average credit limit of $10,762;

•	the percentage of the aggregate total receivables balance in the Issuing Entity Receivables to the aggregate total credit limit was 16.8%;

•	the average age of the accounts, the receivables of which are in the Issuing Entity Receivables, was approximately 156 months;

•	for the December 2014 monthly period, 4.20% of the accounts in the issuing entity received the minimum payment due and 21.23% of the accounts in the issuing entity received a full balance payment; and

•

of the accounts in the issuing entity, approximately 12.4% related to cardholders with billing addresses in California, 9.3% in New York, 7.8% in Texas, 6.1% in Illinois and 5.8% in Florida; no other single state accounts for more than 5% of the accounts in the issuing entity. Since the largest number of accountholders (based on billing addresses) whose accounts were included in the issuing entity were in California, New York, Texas, Illinois and Florida, adverse economic conditions affecting accountholders residing in these states could affect timely payment by the related accountholders of amounts due on the accounts and, accordingly, the actual rates of delinquencies and losses with respect to the issuing entity.

The following tables summarize the Issuing Entity Receivables in the issuing entity by various criteria as of December 31, 2014 which is adjusted to reflect the assignment of approximately $3,100,000,000 of receivables in additional accounts on March 31, 2015 and the reassignment of approximately $21,300,000 of receivables on March 31, 2015. Receivables in the following tables include principal, finance charge and fee receivables held directly by the issuing entity. Because the composition of the Issuing Entity Receivables may change over time, these tables are not necessarily indicative of the composition of the receivables in the issuing entity at any future time.

Composition by Account Balance

Chase Issuance Trust

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Credit Balance	241,476	0.9%	(44,411,951)	-0.1%
No Balance	14,439,071	52.6%	—	0.0%
$0.01 to $5,000.00	9,447,558	34.5%	13,914,417,602	28.0%
$5,000.01 to $10,000.00	1,915,859	7.0%	13,626,455,636	27.4%
$10,000.01 to $15,000.00	772,148	2.8%	9,418,579,276	19.0%
$15,000.01 to $20,000.00	332,906	1.2%	5,722,053,434	11.5%
$20,000.01 to $25,000.00	160,766	0.6%	3,579,664,105	7.2%
$25,000.01 to $50,000.00	104,636	0.4%	3,226,061,042	6.5%
$50,000.01 or More	3,488	0.0%	232,353,092	0.5%

Total	27,417,908	100.0%	49,675,172,236	100.0%

Composition by Credit Limit

Chase Issuance Trust

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
$0.00 to $5,000.00	10,058,973	36.7%	3,531,843,514	7.1%
$5,000.01 to $10,000.00	4,890,650	17.8%	7,589,207,963	15.3%
$10,000.01 to $15,000.00	4,733,904	17.3%	9,621,483,157	19.4%
$15,000.01 to $20,000.00	2,931,200	10.7%	8,405,432,093	16.9%
$20,000.01 to $25,000.00	2,483,077	9.1%	8,840,745,012	17.8%
$25,000.01 to $50,000.00	2,283,943	8.3%	11,207,219,754	22.5%
$50,000.01 or More	36,161	0.1%	479,240,743	1.0%

Total	27,417,908	100.0%	49,675,172,236	100.0%

Composition by Period of Delinquency

Chase Issuance Trust

Payment Status (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Not Delinquent	27,173,343	99.2%	48,356,533,698	97.3%
Up to 29 Days	149,948	0.5%	705,740,705	1.4%
30 to 59 Days	32,922	0.1%	182,317,259	0.4%
60 to 89 Days	20,207	0.1%	130,165,664	0.3%
90 to 119 Days	16,919	0.1%	117,159,086	0.2%
120 to 149 Days	12,684	0.0%	93,554,816	0.2%
150 to 179 Days	11,736	0.0%	88,907,456	0.2%
180 or More Days	149	0.0%	793,552	0.0%

Total	27,417,908	100.0%	49,675,172,236	100.0%

Composition by Account Age

Chase Issuance Trust

Age Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Less than or equal to 6 Months	—	0.0%	—	0.0%
Over 6 Months to 12 Months	—	0.0%	—	0.0%
Over 12 Months to 24 Months	—	0.0%	—	0.0%
Over 24 Months to 36 Months	—	0.0%	—	0.0%
Over 36 Months to 48 Months	—	0.0%	—	0.0%
Over 48 Months to 60 Months	—	0.0%	—	0.0%
Over 60 Months to 120 Months	12,395,314	45.2%	21,161,304,730	42.6%
Over 120 Months	15,022,594	54.8%	28,513,867,506	57.4%

Total	27,417,908	100.0%	49,675,172,236	100.0%

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Assignment No. 37 of Receivables in Additional Accounts, dated as of March 31, 2015, by and between Chase Bank USA, National Association and Chase Issuance Trust.

(10.2)	Assignment No. 37 of Receivables in Additional Asset Pool One Accounts, dated as of March 31, 2015, by and between Chase Bank USA, National Association and Wells Fargo Bank, National Association.

(10.3)	Reassignment No. 15 of Receivables in Removed Asset Pool One Accounts, dated as of March 31, 2015, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

(10.4)	Reassignment No. 15 of Receivables in Removed Accounts, dated as of March 31, 2015, by and between Chase Bank USA, National Association and Chase Issuance Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Sponsor, Depositor, Originator, Administrator and Servicer of the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Executive Director

Date: March 31, 2015